Exhibit 99.2

Efficient Infrastructure for Mining & Computation Investor Presentation 2026 © 2026 Atlantic HPC Group Inc. All rights reserved. Atlantic High Performance Computing

Basis of Presentation This Presentation (this "Presentation") is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to an investment in connection with a potential business combination between Atlantic HPC Group Inc. ("Atlantic") and Aperture AC ("Aperture") and related transactions (the "Potential Business Combination") and for no other purpose. By accepting, reviewing or reading this Presentation, you will be deemed to have agreed to the obligations and restrictions set out below. No Offer or Solicitation This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Potential Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. No Representations and Warranties No representations or warranties, express, implied or statutory are given in, or in respect of, this Presentation, and no person may rely on the information contained in this Presentation. Any data on past performance or modeling contained herein is not an indication as to future performance. This data is subject to change. Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with Aperture, Atlantic or their respective representatives as investment, legal or tax advice. Each recipient should seek independent third party legal, regulatory, accounting and/or tax advice regarding this Presentation. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Atlantic or the Potential Business Combination. Recipients of this Presentation should each make their own evaluation of Atlantic and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Aperture and Atlantic assume no obligation to update the information in this Presentation. Each recipient also acknowledges and agrees that the information contained in this Presentation (i) is preliminary in nature and is subject to change, and any such changes may be material and (ii) should be considered in the context of the circumstances prevailing at the time and has not been, and will not be, updated to reflect material developments which may occur after the date of this Presentation. To the fullest extent permitted by law, in no circumstances will Atlantic or Aperture or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it or on opinions communicated in relation thereto or otherwise arising in connection therewith. This Presentation discusses trends and markets that Atlantic's leadership team believes will impact the development and success of Atlantic based on its current understanding of the marketplace. Industry and Market Data Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither Aperture nor Atlantic has independently verified the data obtained from these sources and cannot assure you of the reasonableness of any assumptions used by these sources or the data's accuracy or completeness. Each of Aperture and Atlantic expressly disclaims any responsibility or liability for any damages or losses in connection with the use of such information herein. Trademarks Aperture and Atlantic own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Aperture or Atlantic, an endorsement or sponsorship by or of Aperture or Atlantic, or a guarantee that Atlantic or Aperture will work or will continue to work with such third parties. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this Presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that Aperture, Atlantic, or the any third-party will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights. Disclaimer (1/3) 2

Disclaimer (2/3) Forward-Looking Statements The disclosure herein includes certain statements that are not historical facts but are forward-looking statements within the meaning of the federal securities laws with respect to the Potential Business Combination. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "project," "forecast," "predict," "potential," "seem," "seek," "future," "outlook," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward looking. These forward-looking statements include, but are not limited to, (1) statements regarding estimates and forecasts of other financial, performance and operational metrics and projections of market opportunity; (2) references with respect to the anticipated benefits of the proposed Business Combination and the projected future financial performance of Atlantic following the proposed Business Combination; (3) changes in the market for Atlantic's services and technology, and expansion plans and opportunities; (4) Atlantic's unit economics; (5) the sources and uses of cash of the proposed Business Combination; (6) the anticipated capitalization and enterprise value of Aperture Pubco following the consummation of the proposed Business Combination; (7) the projected technological developments of Atlantic; (8) current and future potential commercial and customer relationships; (9) the ability to operate efficiently at scale; (10) anticipated investments in capital resources and research and development, and the effect of these investments; (11) the amount of redemption requests made by APUR's public shareholders; (12) the ability of Aperture Pubco to issue equity or equity-linked securities in the future; (13) the failure to achieve the minimum cash at closing requirements; (14) the inability to obtain or maintain the listing of the combined company's common stock on Nasdaq following the proposed Business Combination, including but not limited to redemptions exceeding anticipated levels or the failure to meet Nasdaq's initial listing standards in connection with the consummation of the proposed Business Combination; and (15) expectations related to the terms and timing of the proposed Business Combination. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of APUR's and Atlantic's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Atlantic. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to: the risk that the Transactions may not be completed in a timely manner or at all, which may adversely affect the price of Aperture's securities; the risk that the Transactions may not be completed by Aperture's business combination deadline; the failure by the parties to the Business Combination Agreement to satisfy the conditions to the consummation of the Transactions, including the approval of Aperture's shareholders; failure to realize the anticipated benefits of the Transactions; the level of redemptions of Aperture's public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the Aperture common stock; the failure of Aperture to obtain or maintain the listing of its securities any stock exchange on which Aperture common stock will be listed after the Closing; costs related to the Transactions and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; Atlantic has historically derived substantially all of its revenue to date from bitcoin mining operations and remains heavily dependent on bitcoin mining for the foreseeable future; volatility in the price of bitcoin and increases in network difficulty may adversely affect Atlantic's mining revenue and profitability; Atlantic's dependence on a single mining pool operator for substantially all of its mining revenue, and the ability of the pool operator to adjust fee rates; Atlantic's AI/HPC infrastructure business has not generated material revenue to date, and there can be no assurance that Atlantic will successfully execute its planned transition from bitcoin mining to AI/HPC infrastructure services or that it will secure definitive customer agreements for such services; the development of the Ohio AI Campus is in its early stages, with additional utility approvals, interconnection agreements and infrastructure upgrades required before full commercial operation, the timing and outcome of which are uncertain; Atlantic has a limited operating history and a small workforce, which may limit its ability to execute its growth strategy and respond to operational demands; Atlantic's fixed-delivery hashrate purchase and sale arrangements and the related derivative liability, including the consequences of non-delivery of bitcoin under such arrangements; concentration of Atlantic's equipment supply chain among a limited number of suppliers; Atlantic holds all mined digital assets in self-custody without a third-party custodian, and does not currently maintain insurance covering loss or theft of digital assets; Atlantic's facilities are located in a limited number of states, and any adverse regulatory, environmental or utility-related development affecting those jurisdictions could disproportionately affect Atlantic's operations; the reallocation of existing digital asset mining capacity at the Ohio site to AI/HPC use and the resulting effect on mining revenue; and those risk factors discussed in, and/or will be contained in the Registration Statement and the Proxy Statement/Prospectus when available, and in those other documents that APUR has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither APUR nor Atlantic presently know or that APUR and Atlantic currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect APUR's and Atlantic's expectations, plans or forecasts of future events and views as of the date of this Presentation. APUR and Atlantic anticipate that subsequent events and developments will cause APUR's and Atlantic's assessments to change. However, while APUR and Atlantic may elect to update these forward-looking statements at some point in the future, APUR and Atlantic specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing APUR's and Atlantic's assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Financial Information; Non-GAAP Financial Measures Some of the historical financial information contained in this Presentation is unaudited and does not conform to Regulation S-X. This Presentation contains certain estimated preliminary financial results and key operating metrics of Atlantic for the years ended June 30, 2026. This information is preliminary and subject to change. As such, Atlantic's actual results may differ from the estimated preliminary results presented herein. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in any proxy statement or registration statement to be filed by Aperture with the SEC. In addition, financial information and data contained in this Presentation, such as Adjusted EBITDA, have not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). Adjusted EBITDA is defined as net earnings (loss) before interest expense, income tax expense (benefit), depreciation and amortization, as adjusted to exclude stock based compensation. These non-GAAP financial measures, and other measures that are calculated using such non- GAAP measures, are an addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to revenue, operating income, profit before tax, net income or any other performance measures derived in accordance with GAAP. For the same reasons, Atlantic is unable to address the probable significance of the unavailable information, which could be material to future results. Aperture and Atlantic believe these non-GAAP measures of financial results, including on a forward-looking basis, provide useful information to management and investors regarding certain financial and business trends relating to Atlantic's financial condition and results of operations. Atlantic's management uses these non-GAAP measures for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes. 3

Disclaimer (3/3) Aperture and Atlantic believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Atlantic's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. However, there are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents as they reflect the exercise of judgments by management about which items of expense and income are excluded or included in determining financial measures. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Atlantic's non-GAAP measures may not be directly comparable to similarly titled measures of other companies. See the Appendix for definitions of these non-GAAP financial measures and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures. The presentation of such non-GAAP measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that Atlantic's future results and cash flows will be unaffected by other unusual or non-recurring items. Use of Projections This Presentation contains projected financial information with respect to Atlantic, namely revenue and Adjusted EBITDA, as well as projected operational information, namely bitcoin production and AI infrastructure capacity. Such projected financial and operational information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The projections, estimates and targets in this Presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Aperture's and Atlantic's control. See "Forward-Looking Statements" above. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, weather, economic, regulatory, competitive, technological, and other risks and uncertainties that could cause actual results to differ materially from those contained in such projections, estimates and targets. The inclusion of projections, estimates and targets in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Important Information for Investors and Stockholders In connection with the Potential Business Combination, Aperture and Atlantic are expected to prepare a registration statement on Form S-4 (the "Registration Statement") to be filed with the SEC by Aperture, which will include preliminary and definitive proxy statements to be mailed to Aperture's shareholders in connection with Aperture's solicitation for proxies for the vote by Aperture's shareholders in connection with the Potential Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Atlantic's shareholders in connection with the completion of the Potential Business Combination. After the Registration Statement has been filed and declared effective, Aperture will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders as of the record date to be established for voting on the Potential Business Combination. Aperture will also file other documents regarding the Potential Business Combination with the SEC. This Presentation does not contain all of the information that should be considered concerning the Potential Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Potential Business Combination. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION. Aperture's shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with Aperture's solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the Potential Business Combination, because these documents will contain important information about Aperture, Atlantic and the Potential Business Combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement/prospectus, once available, as well as other documents filed with the SEC regarding the Potential Business Combination and other documents filed with the SEC by Aperture, without charge, at the SEC's website located at www.sec.gov or by directing a request to Aperture AC, 835 Wilshire Blvd., 5th Floor, Los Angeles, CA 90017. Aperture and Atlantic and their respective directors and executive officers and other members of management, under SEC rules and other members of management, may be deemed to be participants in the solicitation of proxies of Aperture's shareholders in connection with the Potential Business Combination. Investors and security holders may obtain more detailed information regarding Aperture's directors and executive officers in Aperture's filings with the SEC, including Aperture's IPO prospectus filed with the SEC on May 21, 2026. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Aperture's shareholders in connection with the Potential Business Combination, including a description of their direct and indirect interests, which may, in some cases, be different than those of Aperture's shareholders generally, will be set forth in the Registration Statement and the definitive proxy statement/prospectus, when available. Shareholders, potential investors and other interested persons should read the Registration Statement and the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. This Presentation is not a substitute for the Registration Statement, the proxy statement/prospectus or for any other document that Aperture may file with the SEC in connection with the Potential Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by Aperture through the website maintained by the SEC at www.sec.gov . Changes and Additional Information in Connection with SEC Filings The information in this Presentation has not been reviewed by the SEC and certain information, such as financial measures referenced herein, may not comply in certain respects with SEC rules. As a result, the information in the Registration Statement and the definitive proxy statement/prospectus may differ from this Presentation to comply with SEC rules. The Registration Statement and the definitive proxy statement/prospectus will include substantial additional information about Atlantic and Aperture not contained in this Presentation. Once filed, the information in the Registration Statement and the definitive proxy statement/prospectus will update and supersede the information presented in this Presentation. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE POTENTIAL BUSINESS COMBINATION OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. 4

Transaction Summary KEY HIGHLIGHTS1 Efficient infrastructure for bitcoin mining and high performance computing. OVERVIEW § Atlantic HPC Group Inc. ("Atlantic") and Aperture AC (NASDAQ: APUR) ("Aperture") have executed a business combination agreement to enter into a business combination pursuant to which a wholly owned subsidiary of Aperture will merge with and into Atlantic, with Atlantic as the surviving company (the "Transaction") § Upon the closing of the Transaction, the combined company is expected to be listed on Nasdaq under the new ticker AHPC VALUATION1,2 § Pro forma Enterprise Value of $227 million, assuming 0% redemptions by Aperture shareholders § Implied post-merger Enterprise Value to 2027E Revenue multiple of 7.5x § Up to 6 million earnout shares to Atlantic stockholders based on achieving the following operational and stock price milestones: Operational Milestone: 3 million Earnout Shares upon execution of a binding, arm's-length lease for the Phase I capacity (5 MW), with a tenant that is not an affiliate of Atlantic and whose obligations are not funded or guaranteed by Atlantic or its stockholders, and an initial non- cancelable term of at least seven (7) years Stock Price Milestones: 1.5 million Earnout Shares if the volume-weighted average price of the combined company's common stock over any three consecutive calendar months equals or exceeds $12.50 per share, and an additional 1.5 million Earnout Shares if such volume-weighted average price over any three consecutive calendar months equals or exceeds $15.00 per share CAPITAL STRUCTURE § Atlantic stockholders rolling 100% of their equity into transaction (1) See transaction overview on page 24 5

6 Confidential An Energy Backed Digital Infrastructure Platform 98 MW Utility-Approved Capacity SCALED $28.6M FY2026A Revenue1 $4.4M FY2026A EBITDA1,2 1.9 EH/s Hash Rate 47 MW Under Development CONNECTED REVENUE EBITDA EFFICIENT GROWING 6 (1) Company fiscal year end is 6/30. FY2026A is actual but unaudited (2) Adjusted EBITDA; EBITDA to GAAP reconciliation in Appendix

Mission To facilitate bitcoin mining and develop efficient high-performance computing infrastructure to support AI growth. 7

Market Overview 8

Widespread Adoption & Structural Catalysts Benefit Bitcoin Miners Non-zero balance Bitcoin addresses reach ~60 million and block reward halving schedule historically considered a price catalyst NON-ZERO BALANCE BITCOIN ADDRESSES (M)1 (1) https://community-api.coinmetrics.io/v4/timeseries/asset-metrics?assets=btc&metrics=AdrBalCnt (2) https://www.ig.com/ae/bitcoin-btc/bitcoin-halving (3) Yahoo Finance accessed 8/31/2026 9 0 2 4 6 8 10 12 14 - 20,000 40,000 60,000 80,000 100,000 120,000 140,000 9-Jul-16 9-Jul-17 9-Jul-18 9-Jul-19 9-Jul-20 9-Jul-21 9-Jul-22 9-Jul-23 9-Jul-24 9-Jul-25 9-Jul-26 Block Reward BTC Price BITCOIN HISTORICAL PRICE PERFORMANCE VS. BLOCK REWARD HALVING MILESTONES2,3 Block Reward BTC Price 2nd Halving – July 9, 2016 3rd Halving – May 11, 2020 4th Halving – April 20, 2024 0 10 20 30 40 50 60 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

44 62 83 102 124 156 38 40 45 50 56 64 82 103 128 153 181 219 2025 2026 2027 2028 2029 2030 AI Growth is Driving Power Demand & Infrastructure Spend Estimated AI workload global data center capacity demand expected to increase 3.5x by 2030 and require $5.2 trillion in capital expenditures1 3.5x 2025-2030 Change ESTIMATED GLOBAL DATA CENTER CAPACITY DEMAND IN GIGAWATTS1 AI Workload Non-AI Workload (1) https://www.mckinsey.com/industries/technology-media-and-telecommunications/our-insights/the-cost-of-compute-a-7- trillion-dollar-race-to-scale-data-centers ESTIMATED GLOBAL DATA CENTER CAPEX DRIVEN BY AI, 2025-2030 ($T)1 Data Center Infrastructure IT Equipment Power 1.6 3.3 0.3 5.2 Data centers equipped to handle AI processing loads are projected to require $5.2 trillion in capital expenditures, while those powering traditional IT applications are projected to require $1.5 trillion in capital expenditures1 10

Bottleneck is the Grid – Not Power Generation or Chips

Data center power grid interconnection lead times now average 3 to 7 years in the US[1] with the interconnection queue currently 1.5x total US installed capacity[2]

Power transformer lead times now average 128 weeks[3]

While a physical data facility takes only 12 to 18 months to construct, waiting for utility power, substation allocation, and transmission approvals creates a severe infrastructure bottleneck

AVERAGE LEAD TIME TO POWER FOR NEW DATA CENTERS BY MARKET[1] (MONTHS)



84
72
72
60
54
48
36
Columbus, OH
Silicon Valley, CA
Sacramento, CA
Phoenix, AZ
Ashburn, VA
Chicago, IL
Pittsburg, PA

US INTERCONNECTION QUEUE – QUEUE CAPACITY VS. INSTALLED BASE (GW)[2]



2,061
1.5x
Queue / Installed Capacity Ratio
1,374
In Queue
Installed Capacity

ATLANTIC

(1) Benjamin Jordan, Senior Director of Integrated Planning, CPS Energy, PowerGen International 2026, San Antonio, TX
(2) https://emp.lbl.gov/sites/default/files/2026-06/Queued%20Up%202026%20Edition.pdf
(3) https://www.industrialsage.com/power-transformer-lead-times-us-grid-shortage/

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Bitcoin Mining Conversion Fast-Tracks HPC

Miners already possess secured grid interconnections, large blocks of power capacity, real estate, and electrical permits, bypassing the multi-year wait times typically required to build new AI data centers from scratch[1]

CONVERSION VS. NEW BUILD TIME & COST COMPARISON[2,3,4]

Approach	Time to Market	Capex Per MW	Primary Bottleneck
Shell retrofit Tenant-funded fit-out	~4–5 months	$3m–$3.6m	Cooling & fit-out by tenant
Full AI conversion Tier III, liquid-cooled	12–24 months	$8m–$12m	Cooling & redundancy rebuild
Greenfield build New site & interconnection	3–7 years	$8m–$15m	Grid interconnection queue

KEY ADVANTAGES OF RETROFITTING

- ✓ **Grid Access:** Interconnection now takes 5+ years; miners already hold energized capacity
- ✓ **Immediate Infrastructure:** Land, substations and transformers already built and energized
- ✓ **Phased Delivery:** First halls can energize in months; full build-out proceeds in parallel

STRONG PRECEDENT FOR CONVERSION

Hut 8
CleanSpark
RIOT
BITDEER
Keel Infrastructure
CORE SCIENTIFIC
IREN
Cipher Digital
TERAWULF
MARA

(1) LBNL, Queued Up: 2026 Edition (median interconnection request-to-COD >5 years for 2025 CODs); CBRE Global Data Center Trends 2026. Capex per MW of critical IT load, excl. GPUs
(2) Riot Platforms 8-K, Jan. 16, 2026 ($89.8m / 25 MW = $3.6m per MW; delivered Jan.–May 2026); Core Scientific 8-K (Oct. 2024) and Denton release (Feb. 2025): ~$1.5m per MW CoreWeave capex credit + ~$1.5m per MW own spend
(3) Cipher Mining 8-K, Sept. 25, 2025 ($9–11m, 168 MW, ~12 mo.); CleanSpark update, July 2026 ($10–12m, 175 MW, ~15–18 mo.); Core Scientific Q2 2026 call (~$11–12m); IREN, Nov. 3, 2025 ($9–11m, 200 MW)
(4) Turner & Townsend Data Centre Cost Index 2025 (U.S. $9.5–13.3m per MW; liquid-cooled AI +7–10%); Applied Digital Polaris Forge 2 (~$15m per MW); Core Scientific 10-K, Mar. 2026 (18–24 mo. build excl. interconnection)

ATLANTIC
12

Company Overview 13

Atlantic at a Glance 14 Atlantic HPC Group Inc. is a U.S.-based bitcoin mining and digital infrastructure company that develops and operates power-intensive computing facilities across Oklahoma, Arkansas, and Ohio — and is expanding into AI infrastructure through its Ohio AI Campus. § Headquartered in Irvine, CA § 16 employees § Founded in 2024 98 MW Utility-Approved Capacity $28.6M FY2026A Revenue1 $4.4m FY2026A EBITDA1,2 47 MW Under Development 303 Bitcoin Mined in FY2026A1 CONNECTED REVENUE EBITDA GROWING ACTIVE (1) Company fiscal year end is 6/30. FY2026A is actual but unaudited (2) Adjusted EBITDA; EBITDA to GAAP reconciliation in Appendix 1.9 EH/s Hash Rate EFFICIENT

Six Sites, Built Around Power

98 MW of utility-approved power capacity across six sites, of which 51 MW is currently in operation serving bitcoin mining[1] and 47 MW is under development; an additional 23 MW is held for future development[2,3,4,5]



LOCATION	BTC / HPC	CAPACITY (MW)	STAGE
OKLAHOMA CITY, OK	BTC	20	IN OPERATION
BLYTHEVILLE, AR	BTC	10	IN OPERATION
RECTOR, AR	BTC	12	IN OPERATION
ALLEDONIA, OH — BTC MINING	BTC	9	IN OPERATION
TOTAL — BTC MINING	**BTC**	**51**	
ALLEDONIA, OH — PHASE 1	HPC	5	UNDER DEVELOPMENT
ALLEDONIA, OH — PHASE 2, 3	HPC	21	UNDER DEVELOPMENT
PIGGOTT, AR	HPC	14	UNDER DEVELOPMENT
MCALESTER, OK	HPC	7	UNDER DEVELOPMENT
TOTAL — HPC DATA CENTERS	**HPC**	**47**	
MCALESTER, OK — EXPANSION	HPC	23	HELD FOR FUTURE DEVELOPMENT
TOTAL — HELD FOR FUTURE DEVELOPMENT	**HPC**	**23**	

ATLANTIC

(1) 9 MW of utility-approved capacity allocated to bitcoin mining at Alledonia, OH is currently offline while mining hardware is upgraded
(2) Sites in operation are those where construction is complete and the facility is commissioned, energized, and capable of serving customer or company compute loads
(3) Sites under construction are those meeting the under development criteria where Atlantic has obtained the required permits and commenced physical construction
(4) Sites under development are those where Atlantic has secured both the land (owned, or under a definitive lease or purchase agreement) and power (an executed power supply or interconnection agreement for a specified capacity), but where construction has not commenced
(5) Sites held for future development are those where Atlantic holds an executed land instrument or a written utility capacity allocation, but not yet both land and power under executed definitive agreements. Targeted MW is a management estimate supported by written analysis and is not included in totals of executed capacity

15

51 MW 5 MW 21 MW 21 MW 23 MW 121 MW Atlantic's Development Platform 16 ATLANTIC DEVELOPMENT PLATFORM DESCRIPTION Existing Mining In Operation Phase I AI Campus Phase II &III AI Campus Under Development Total Development Platform Bitcoin mining facilities currently operating across 4 sites1 Non-binding LOI signed and expected to be first contracted AI infrastructure customer; expected to demonstrate market demand for campus capacity and establishes foundation for future expansion Existing utility capacity already secured; incremental expansion lowers development risk; ability to support additional AI and HPC customers; creates long-term infrastructure value Total Development Platform includes existing mining operating capacity, Phase I-III AI Campus capacity, utility- approved capacity under development and projects held for future development Utility-approved capacity currently under development (1) 9 MW of utility-approved capacity allocated to bitcoin mining at Alledonia, OH is currently offline while mining hardware is upgraded Atlantic's 121 MW of total development pipeline is anchored by 98 MW of utility-approved power capacity Held for Future Development Projects held for future development

Atlantic's Six Sites

3 sites are in operation solely mining bitcoin, 1 site is in operation mining bitcoin[1] and in development for AI compute (Ohio AI Campus), and 2 remaining sites are under development / held for future development (Piggot and McAlester)

BLYTHEVILLE, ARKANSAS



SOLAR-ADJACENT LIQUID-COOLED COMPUTE.

10 MW · LIQUID-COOLED · IN OPERATION

Strategically situated next to a 175-megawatt solar park, Blytheville runs high-performance liquid-cooled systems on abundant, low-cost regional energy.

RECTOR, ARKANSAS



SCALING BESIDE THE SAME SOLAR CORRIDOR.

12 MW · LIQUID-COOLED · IN OPERATION

Sharing the solar-adjacent corridor with Blytheville, the Rector facility is optimized for high-density, liquid-cooled mining.

OKLAHOMA CITY, OKLAHOMA



WATER-COOLED COMPUTE NEAR DOWNTOWN.

20 MW · LIQUID-COOLED · IN OPERATION

Fifteen minutes from the city center, the OKC facility runs advanced water-cooling technology tuned for peak efficiency and minimal noise.

ATLANTIC

(1) 9 MW of utility-approved capacity allocated to bitcoin mining at Alledonia, OH is currently offline while mining hardware is upgraded

17

Atlantic's Six Sites (Cont.)

3 sites are in operation solely mining bitcoin, 1 site is in operation mining bitcoin[1] and in development for AI compute (Ohio AI Campus), and 2 remaining sites are under development / held for future development (Piggot and McAlester)

ALLEDONIA, OHIO



NEW CAPACITY ON RECLAIMED MINING GROUND.

9 MW · AIR-COOLED · IN OPERATION [1]
26 MW · UNDER DEVELOPMENT

Built on a former coal mining site, the Alledonia facility puts industrial land back to productive use. Site is dual-use with bitcoin mining operations and expansion plans for Ohio AI Campus.

PIGGOTT, ARKANSAS


Parcel No. 061-05206-000
Leased Premises
Parcel No. 061-05211-000
Parcel No. 061-05210-000
Access Road Easement

THE NEWEST ARKANSAS DEVELOPMENT.

14 MW · LIQUID-COOLED · UNDER DEVELOPMENT

A new addition to Atlantic's Arkansas footprint, planned around liquid-cooled capacity.

MCALESTER, OKLAHOMA[2]



OKLAHOMA DEVELOPMENT SITE.

7 MW · LIQUID-COOLED · UNDER DEVELOPMENT
23 MW · HELD FOR FUTURE DEVELOPMENT

A site extending Atlantic's operating presence in Oklahoma, targeted at AI and HPC infrastructure.

ATLANTIC

(1) 9 MW of utility-approved capacity allocated to bitcoin mining at Alledonia, OH is currently offline while mining hardware is upgraded
(2) Rendered visualization of facility

18

Ohio AI Campus – AI-Ready Infrastructure, Built in Phases 19 The Ohio AI Campus is Atlantic's first AI-focused infrastructure project, an expansion of the Alledonia, OH site, backed by 34.8 MW of utility-approved capacity. Phase I delivers a 5 MW AI-ready data center, with a phased buildout toward a 35 MW campus ALLEDONIA, OHIO1 OVERVIEW3 § Total future campus size – 35 MW § Phase I – 5 MW, under development § Phase II – 10 MW, planned § Phase III – 20 MW, planned STRATEGIC RATIONALE § Existing utility-supported infrastructure § Remaining capacity available for future development § Ability to accommodate additional AI and HPC tenants § Lower development risk due to existing operating platform2 (1) Rendered visualization of facility (2) 9 MW of utility-approved capacity allocated to bitcoin mining at Alledonia, OH is currently offline while mining hardware is upgraded (3) Phases II & III expected to include 9 MW currently allocated to bitcoin mining

Atlantic's Anticipated Leasing Strategy 20 Atlantic intends to operate a capital and resource efficient leasing strategy ILLUSTRATIVE CONTRACT STRUCTURE § Atlantic provides: ⎼Atlantic intends to provide a powered shell developed to a design standard that Atlantic believes will be generally consistent with Tier III concurrent-maintainability principles ⎼Power and cooling infrastructure sized and configured to support liquid cooling § Tenant provides: ⎼RDHx and direct-to-chip liquid cooling ⎼Racks, cabinets, and equipment containment systems ⎼IT equipment, including GPUs, servers, storage, and networking ⎼Structured cabling and cross-connects ⎼All other equipment and connections necessary to operate the Tenant's workloads at the Premises § Term: 7 years § Base rent per month based on contracted power capacity § Electricity billed to Tenant based on usage on a pass-through basis

Financial Overview 21

303 332 290 166 FY2026A FY2027E FY2028E FY2029E 4.4 (3.9) 6.5 17.1 FY2026A FY2027E FY2028E FY2029E 0 5 26 26 FY2026A FY2027E FY2028E FY2029E 28.6 24.7 22.8 13.7 - - 13.2 26.4 28.6 24.7 36.0 40.1 FY2026A FY2027E FY2028E FY2029E Projected Financials REVENUE ($M)1 AI CAPACITY BUILT (MW)1 EBITDA ($M)1,2 BITCOIN MINED1 Mining Revenue AI Infrastructure Revenue 22 (1) Company fiscal year end is 6/30. FY2026A is actual but unaudited (2) Adjusted EBITDA; EBITDA to GAAP reconciliation in Appendix Bitcoin Halving ~April 2028 Bitcoin Halving ~April 2028 Bitcoin Halving ~April 2028

Transaction Overview 23

Transaction Overview

COMMENTARY

- Transaction consideration comprised of shares of Aperture common stock with 100% equity rollover by Atlantic stockholders to align interests
- Pro forma cash balance of $97m[1] to be deployed toward organic growth, geographic expansion and bolt-on M&A
- Atlantic stockholders are expected to retain 46% ownership of the combined company at time of business combination in 0% redemptions scenario

PRO FORMA VALUATION (MILLIONS, EXCEPT PER SHARE DATA)[3]

APUR Share Price	$10.00
Pro Forma Shares Outstanding	*32.4*
Pro Forma Equity Value	**$324**
Pro Forma Net Debt (Cash)	*(97)*
Total Pro Forma Enterprise Value	**$227**

PRO FORMA OWNERSHIP[2]



Sponsor Shares
13%
Public Shares
41%
Atlantic
Shares
46%

SOURCES & USES (MILLIONS, EXCEPT PER SHARE DATA)

Sources	$	%	Shares
APUR Public Shares[1]	$102	32%	10.2
APUR Public Rights + Rep. Shares	$30	9%	3.0
New Equity Issued to Atlantic	$150	46%	15.0
APUR Sponsor Shares + Rights	$42	13%	4.2
Total Sources	**$324**	**100%**	**32.4**

Uses	$	%
New Equity Issued to Atlantic	$150	46%
APUR Public Rights + Rep. Shares	$30	9%
APUR Sponsor Shares + Rights	$42	13%
Cash to Company Balance Sheet[1]	$97	30%
Estimated Transaction Fees	$5	2%
Total Uses	**$324**	**100%**

ATLANTIC

(1) Assumes 0% redemptions by Aperture shareholders
(2) Ownership and share count excludes up to 6.0 million earnout shares to the existing Atlantic shareholders; 3.0 million upon achievement of the operational milestone and 3.0 million upon achievement of the stock prices milestones (1.5 million at $12.50 per share and 1.5 million at $15.00 per share) stated on page 5
(3) Net debt calculation excludes $8.2 million cash and $1.1 million due to related parties and $0.5 million derivative liability-hashrate services liabilities held at company as of 6/30/2026

24

7.5x 25.7x 24.6x 15.2x 12.2x 11.3x 8.8x 7.9x 7.4x 4.1x 3.0x EV / 2027E Revenue Select Peers Valuation Benchmarking BITCOIN MINERS TO HPC CONVERSION1,2 25 (1) Source FactSet accessed 9/10/2026 (2) Atlantic, IREN and CleanSpark revenue has been calendarized for comparability; Atlantic and IREN 2027E revenue is based on 6/30/2027 fiscal year end, CleanSpark fiscal year end is on 9/30/2027, remainder of peer group fiscal year end is on 12/31/2027

Appendix 26

($ in Thousands) 1 FY2026A Net income (10,052) Interest 6 Taxes 12 Depreciation 13,701 EBITDA 3,667 Add back Travel & related expenses 550 Realized gain/loss on sale of cryptoassets 180 Realized gain/loss on derivatives 155 Unrealized gain/loss on cryptoassets 5 Gain/loss on disposal 3 Other income 0 Unrealized gain on derivatives liability (58) 2026 accrued bonus expense (66) 2026 accrued 401(k) match (30) Non-operating expenses (donation expenses) 20 Total 759 Adjusted EBITDA 4,427 GAAP to Adjusted EBITDA Bridge 27 (1) Company fiscal year end is 6/30. FY2026A is actual but unaudited